UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2025

(Exact name of registrant as specified in its charter)

Customers Bancorp, Inc.

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)
701 Reading Avenue
West Reading PA 19611
(Address of principal executive offices, including zip code)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 5.02 with respect to the Jay Sidhu Employment Agreement and the Sam Sidhu Employment Agreements is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2025, the Board of Directors (the "Board") of Customers Bancorp, Inc. (the "Company"), appointed Mr. Sam Sidhu, the Company's Chief Executive Officer, to serve as a director of the Company, effective as of January 1, 2026.

Mr. Sam Sidhu was appointed Chief Executive Officer of the Company, effective January 1, 2026. Mr. Sam Sidhu joined the Board of Customers Bank in 2012 and became a full-time officer of the Bank early in 2020. On July 1, 2021, Mr. Sam Sidhu was named as the President and Chief Executive Officer of Customers Bank and the President of Customers Bancorp. Prior to that, Mr. Sam Sidhu served as Customer Bancorp's Head of Corporate Development and Vice Chair and Chief Operating Officer of Customers Bank. He holds a BA from the Wharton School of Business at the University of Pennsylvania and an MBA from the Harvard Business School.

Effective January 1, 2026, the size of the Company’s Board was increased to thirteen members. Mr. Sam Sidhu will not be compensated for his service as a director. Details of Mr. Sam Sidhu's compensation are set forth in the Sam Sidhu Employment Agreement, as set forth below.

On January 5, 2025, the Company announced that it had entered into new employment agreements with the Company's Executive Chairman, Jay Sidhu, and the Company's Chief Executive Officer, Sam Sidhu.

Mr. Jay Sidhu's employment agreement, dated as of January 1, 2026 (the "Jay Sidhu Employment Agreement"), supersedes and replaces his previous amended and restated employment agreement with the Company, dated December 30, 2016. The Jay Sidhu Employment Agreement has an initial term of three years and renews for additional terms of one year upon the expiration of the current term unless either party provides proper notice of cancellation, provided that the Jay Sidhu Employment Agreement may be terminated for "Cause", as defined in the Jay Sidhu Employment Agreement. The Jay Sidhu Employment Agreement provides for Mr, Jay Sidhu to receive a base salary of not less than $650,000 per year plus such long term incentive awards as may be approved by the Company's Leadership Development and Compensation Committee (the "LDCC"), such long term incentive awards to have a target of 200% of Mr. Jay Sidhu's annualized base salary rate. The Jay Sidhu Employment Agreement does not provide for any short term incentive awards, except as may be determined by the LDCC in its sole discretion. The Jay Sidhu Employment Agreement also provides for Mr. Jay Sidhu to be eligible to participate in a non-qualified SERP benefit on such terms and conditions of as are set forth in a separate SERP agreement with the Company, with an annual amount non-qualified SERP benefit expected to be $300,000 per year for fifteen (15) years, and generally payable at the later of age 65 or separation from service. Mr. Jay Sidhu will continue to be eligible for health and welfare benefits as well as paid time off and holidays in accordance with applicable Company plans and policies. If Mr. Jay Sidhu's employment is terminated during the term of the Jay Sidhu Employment Agreement by the Company other than for "Cause" or by Mr. Jay Sidhu for "Good Reason" as defined in the Jay Sidhu Employment Agreement, then Mr. Jay Sidhu will be entitled to certain severance compensation. If a "Change in Control" as defined in the Jay Sidhu Employment Agreement shall not have occurred within twelve (12) months prior to the date of termination of his employment with the Company, then Mr. Jay Sidhu will be entitled to receive: (i) a dollar amount equal to three (3) times the sum of Mr. Jay Sidhu’s then current annualized base salary plus the average of the annual performance bonus (consisting of both cash and other incentive compensation, but excluding the Company match and any deferred compensation) provided to him with respect to the three (3) fiscal years of the Company immediately preceding the fiscal year of termination; plus (ii) all equity-based awards granted to Mr. Jay Sidhu during the term of the Jay Sidhu Employment Agreement that are unvested at the time of termination of employment shall vest in full (subject to the terms and conditions of any performance-based awards); plus (iii) a prorated portion of the cash bonus which otherwise would have been payable to Mr. Jay Sidhu for the fiscal year in which his employment was terminated, plus (iv) certain health and life insurance benefits otherwise available to current employees. If a "Change in Control" as defined in the Jay Sidhu Employment Agreement has occurred within twelve (12) months prior to the date of termination of Mr. Jay Sidhu’s employment with the Company, then Mr. Jay Sidhu will be entitled to receive: (i) three hundred percent (300%) of the highest rate of his base annual salary payable at any time during the twelve (12)-month period ending on the date of termination of employment; plus (ii) three hundred percent (300%) of the average of the annual performance bonus (consisting of both cash and other incentive compensation, but excluding the Company match and any deferred compensation) provided to Mr. Jay Sidhu with respect to the three (3) fiscal years of the Company immediately preceding the fiscal year of termination; and all equity-based awards granted to Mr. Jay Sidhu during the term of the Jay Sidhu Employment Agreement that are unvested at the time of termination of employment shall vest in full (subject to the terms and conditions of any performance-based awards).

The foregoing description of the Jay Sidhu Employment Agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Sam Sidhu's employment agreement, dated as of January 1, 2026 (the "Sam Sidhu Employment Agreement"), supersedes and replaces his previous employment agreement with the Company, dated January 22, 2020. The Sam Sidhu Employment Agreement has an initial term of three years and renews for an additional term of one year upon the expiration of each year of the term unless either party provides proper notice of cancellation, provided that the Sam Sidhu Employment Agreement may be terminated for "Cause", as defined in the Sam Sidhu Employment Agreement. The Sam Sidhu Employment Agreement provides for Mr, Sam Sidhu to receive a base salary of not less than $975,000 per year, plus (i) such long term incentive awards as may be approved by the LDCC, such long term incentive awards to have a target of 150% of Mr. Sam Sidhu's annualized base salary rate, plus (ii) such short term incentive awards as approved by the LDCC, such short term incentive awards to have a target of 100% of Mr. Sam Sidhu's annualized base salary rate. The Sam Sidhu Employment Agreement also provides for the grant of the Award Grant described below. The Sam Sidhu Employment Agreement also provides for Mr. Sam Sidhu to be eligible to participate in a non-qualified SERP benefit on such terms and conditions of as are set forth in a separate SERP agreement with the Company, with an annual amount non-qualified SERP benefit expected to be $600,000 per year for life, and generally payable at the later of age 65 or separation from service. Mr. Sam Sidhu will continue to be eligible for health and welfare benefits as well as paid time off and holidays in accordance with applicable Company plans and policies. If Mr. Sam Sidhu's employment is terminated during the term of the Sam Sidhu Employment Agreement by the Company other than for "Cause" or by Mr. Sam Sidhu for "Good Reason" as defined in the Sam Sidhu Employment Agreement, then Mr. Sam Sidhu will be entitled to certain severance compensation. If a "Change in Control" as defined in the Sam Sidhu Employment Agreement shall not have occurred within twelve (12) months prior to the date of termination of his employment with the Company, then Mr. Sam Sidhu will be entitled to receive: (i) a dollar amount equal to three (3) times the sum of Mr. Sam Sidhu’s then current annualized base salary plus the average of the annual performance bonus (consisting of both cash and other incentive compensation, but excluding the Company match and any deferred compensation) provided to him with respect to the three (3) fiscal years of the Company immediately preceding the fiscal year of termination; plus (ii) all equity-based awards granted to Mr. Sam Sidhu during the term of the Sam Sidhu Employment Agreement that are unvested at the time of termination of employment shall vest in full (subject to the terms and conditions of any performance-based awards); plus (iii) a prorated portion of the cash bonus which otherwise would have been payable to Mr. Sam Sidhu for the fiscal year in which his employment was terminated, plus (iv) certain health and life insurance benefits otherwise available to current employees. If a "Change in Control" as defined in the Sam Sidhu Employment Agreement has occurred within twelve (12) months prior to the date of termination of Mr. Sam Sidhu’s employment with the Company, then Mr. Sam Sidhu will be entitled to receive: (i) three hundred percent (300%) of the highest rate of his base annual salary payable at any time during the twelve (12)-month period ending on the date of termination of employment; plus (ii) three hundred percent (300%) of the average of the annual performance bonus (consisting of both cash and other incentive compensation, but excluding the Company match and any deferred compensation) provided to Mr. Sam Sidhu with respect to the three (3) fiscal years of the Company immediately preceding the fiscal year of termination; and all equity-based awards granted to Mr. Sam Sidhu during the term of the Sam Sidhu Employment Agreement that are unvested at the time of termination of employment shall vest in full (subject to the terms and conditions of any performance-based awards). The Sam Sidhu Employment Agreement also contains certain restrictive covenants that prohibit Mr. Sam Sidhu from participating in certain solicitations of certain customers, clients, directors, employees or other third parties of the Company or from participating in certain competitive activities for the period of his employment and during the 12 months following termination of his employment.

The foregoing description of the Sam Sidhu Employment Agreement is qualified in its entirety by reference to the full text of that agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 25, 2025, the Company announced that, in connection with the appointment of Mr. Sam Sidhu as Chief Executive Officer of the Company, which appointment will become effective as of January 1, 2026, the Board of Directors of the Company, upon the recommendation of the LDCC, had approved the grant to Mr. Sam Sidhu under the Company’s 2019 Stock Incentive Plan of an incentive award of 225,000 Performance-based Restricted Stock Units (the “Award Grant”) with the terms set forth in the Company’s Current Report on Form 8-K dated July 25, 2025 (the “Initial Filing”). On January 5, 2026, the Company and Mr. Sam Sidhu entered into a Performance Share Unit Agreement, dated as of July 25, 2025, which incorporates the terms and conditions of the “Award Grant” as set forth in the Initial Filing.

The foregoing description of the Award Grant set forth in the Initial Filing is not complete and is qualified in its entirety by reference to the full text of the Performance Share Unit Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

On January 5, 2026, the Company issued a press release announcing Mr. Sam Sidhu's appointment to the Board of Directors of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed incorporated by reference into any of the Company’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

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Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
Exhibit 10.1	Employment Agreement, dated as of January 1, 2026, by and between Customers Bancorp, Inc. and Jay Sidhu
Exhibit 10.2	Employment Agreement, dated as of January 1, 2026, by and between Customers Bancorp, Inc. and Samvir Sidhu
Exhibit 10.3	Performance Share Unit Agreement, dated as of July 25, 2025, by and between Customers Bancorp, Inc. and Samvir Sidhu
Exhibit 99.1	Press Release dated January 5, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Andrew B. Sachs
Name: Andrew B. Sachs
Title: Executive Vice President - General Counsel and Corporate Secretary

Date: January 5, 2026

EXHIBIT INDEX

Exhibit	Description
Exhibit 10.1	Employment Agreement, dated as of January 1, 2026, by and between Customers Bancorp, Inc. and Jay Sidhu
Exhibit 10.2	Employment Agreement, dated as of January 1, 2026, by and between Customers Bancorp, Inc. and Samvir Sidhu
Exhibit 10.3	Performance Share Unit Agreement, dated as of July 25, 2025, by and between Customers Bancorp, Inc. and Samvir Sidhu
Exhibit 99.1	Press Release dated January 5, 2025